EMERGING MARKETS GROWTH FUND, INC.

Annual Report

For the Year Ended June 30, 1997

Seeks Long-term Growth of Capital by Investing in Companies
Operating in Developing Countries Around the World

FELLOW SHAREHOLDERS:

Fiscal 1997 was a very rewarding period for investors in Emerging Markets Growth Fund. During the 12 months ended June 30, the value of EMGF's shares rose 29.2%, assuming reinvestment of two income dividends totaling $1.79 and a capital gain distribution of $1.02 that were paid during the year.

These results bring the fund's total increase since operations began in May 1986 to 1,415.6% on a reinvested basis, an average annual compound return of 27.8%.

Virtually all of the gain this past fiscal year was achieved in the second half, when equity markets strengthened throughout much of EMGF's investment universe. During the July-December period, the fund's total return showed a miniscule increase of 0.01%.

EMGF's fiscal 1997 gain outdistanced, by a huge margin, the principal benchmark by which the fund's results are typically measured. The unmanaged Morgan Stanley Capital International Emerging Markets Free (EMF) Index, which tracks stock prices in 26 developing countries, rose 12.8% for the 12 months on a reinvested basis. Our 29.2% increase for the year also outpaced the total return of 22.8% recorded by the Morgan Stanley Capital World Index (MSCWI), an unmanaged measure of stock prices in 22 industrialized countries, including the United States.

[Sidebar]

12-Month Results
With Dividends Reinvested (7/1/96 - 6/30/97)

EMGF...................................... +29.2%
MSCI Emerging Markets Free Index.......... +12.8

[End Sidebar]

THREE REASONS

Emerging Markets Growth Fund did exceptionally well, on a comparative basis as well as in absolute terms, mainly for three reasons:

1) Relative to the EMF Index, the fund was overweighted in Latin American utility and telecommunications issues that went up dramatically, including the shares of affiliated companies not included in the index. On June 30, these investments accounted for five of our ten largest holdings (page 8) and represented nearly 14% of net assets. During the 12 months, their average price increase was 75.9%. The fund's largest single investment, Telebras, a holding company that controls Brazilian telecommunications firms, rose 117.9%.

2) In the Russian Federation, which is not part of the EMF Index, we have expanded our research efforts and gradually built up our invested position; on June 30 it was equal to 6.7% of net assets. A number of our holdings there rose in triple digits during the fiscal year, including the portfolio's three best performing stocks -- all regional phone companies: Moscow City Telephone (+540.0%), Nizhny-Nov Svyaz (+421.7%) and St. Petersburg Telephone (+262.1%).

3) In Thailand, one of the few emerging markets that did not fare well, the fund was underrepresented relative to the EMF Index. This underweighting, of course, had a positive impact on our results. Meanwhile, we benefited from an overweighted position in Taiwanese electronic stocks, most of which moved sharply higher. Our largest investment in that industry (and the fund's second-largest holding) is Taiwan Semiconductor Manufacturing Company (TSMC), the world's biggest integrated circuit foundry; for the 12 months, TSMC rose 218.9%.

DIVERSIFICATION AND PROGRESS

At the end of June, Emerging Markets Growth Fund's highly diversified portfolio contained well over 400 securities. While most of our larger holdings currently are in infrastructure-related businesses such as phone companies and utilities, many of the additions to our portfolio recently have been comparatively small, rapidly growing firms in industries generally unrelated to a country's infrastructure. We expect this trend to continue.

At the end of June, 37% of the fund's assets were in the Asia-Pacific region; just over 37% were in Latin America; and approximately 20% were in markets elsewhere, including Eastern Europe. The table on page 4 shows how these percentages compare with previous years. It also shows that the fund's holdings of cash and equivalents equaled about 6% of net assets on June 30, down somewhat from the beginning of fiscal 1997.

The investment climate in which the fund operates was highly favorable in the second half of the fiscal year. In most developing countries, economic growth continued at a brisk pace; interest rates remained relatively low (a very important factor for nations with substantial capital needs); and there was further acceptance of foreign investment as well as continuing support for the concept of free markets.

We expect the general pattern of progress and expansion in developing countries to continue, although certainly not without interruptions. At times like this, it is prudent to remind ourselves that the markets in which we invest are still maturing. By and large they are vulnerable to political and other shocks, and many of them tend to fluctuate widely. As we have seen recently, fluctuations on the downside as well as the upside can take place in a rather abrupt fashion. Accordingly, we encourage all of our investors to take a long-term view of their holdings.


Percent Change in Key Markets/1/

                         Twelve months ended 6/30/97                        Six months ended 6/30/97
                         ------------------------------                        --------------------------
                         Expressed in          Expressed in         Expressed in       Expressed in
                         U.S. Dollars          Local Currency       U.S. Dollars       Local Currency
                         -------------         --------------       ------------       --------------
Argentina                30.5%                 30.5%                24.5%              24.6%
Brazil                   71.0                  83.4                 54.1               59.7
Chile                    12.6                  14.2                 32.5               29.9
China (Free)2            34.9                  35.0                 11.9               12.0
Colombia                 46.3                  48.9                 35.6               47.0
Czech Republic           -19.9                 -5.7                 -20.4              -5.3
Greece                   46.6                  67.2                 44.0               60.2
Hungary                  83.7                  128.9                56.4               81.1
India                    7.1                   8.9                  37.6               37.5
Indonesia (Free)2        15.6                  20.8                 6.0                9.1
Jordan                   21.8                  21.7                 12.9               12.7
Malaysia (Free)2         -4.5                  -3.4                 -11.6              -11.7
Mexico (Free)2           34.1                  40.1                 30.7               31.5
Pakistan                 -12.9                 0.6                  22.1               23.1
Peru                     28.4                  37.7                 40.4               42.3
Philippines(Free)2       -16.1                 -15.6                -11.7              -11.4
Poland                   -3.9                  16.1                 -8.1               5.6
Portugal                 46.6                  64.4                 33.9               51.6
South Africa             2.9                   7.8                  16.6               13.1
South Korea              -19.2                 -11.5                11.6               17.2
Sri Lanka                36.6                  44.0                 35.7               39.9
Taiwan                   30.0                  31.4                 27.0               28.4
Thailand (Free)2         -57.8                 -57.0                -33.7              -33.0
Turkey                   51.5                  173.7                51.1               105.6
Venezuela                112.5                 120.2                43.8               46.9
Emerging Markets
Growth Fund              29.17                                      29.16

1With gross dividends reinvested. All indexes are compiled by Morgan Stanley Capital International Perspective and are unmanaged.

2The fund is invested in the "free" Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.

SHAREHOLDER VOTE

On June 27, shareholders voted in favor of a proposal to convert EMGF to an "open-end interval fund." Without altering our policy of measured growth or the profile of the fund's shareholders, this change would provide investors with an opportunity to redeem shares each month. We do not anticipate any significant shift in the volume of redemption activity. Because the fund would have 30 days to raise cash to meet redemption requests, we believe that the negative impact on the investment process should be limited. This change still must be approved by the Securities and Exchange Commission.

Shareholders also voted to increase the number of outstanding shares from 200 million to 400 million. This increase in authorized but unissued shares is intended to meet our requirements for new shares over the coming years.

We expect the fund's share base will continue expanding as it has for some time -- slowly, and under the careful supervision of an independent Board of Directors that has limited the growth of new sales each year.

On pages 5 and 6, you will find a brief overview of the investment landscape in the markets that are the fund's largest areas of concentration. On page 7 there is a description of EMGF's adviser and its research-driven, value-oriented investment philosophy.

We look forward to reporting to you again in another six months.

Sincerely,

Walter P. Stern
Chairman

Nancy Englander
President

August 11, 1997

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1997 -- 10 years: +871.85%, or +25.53% a year; 5 years: +140.61%, or +19.20% a year; 12 months: +29.17%.

The figures in this report reflect past results and are not predictive of future results. Share price and return will vary, so you may lose money by investing in the fund. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity or person. All investments are subject to certain risks. Those which include common stocks are affected by fluctuating stock prices. Investments outside the U.S. (especially those in developing countries) are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. Accordingly, investors should maintain a long-term perspective.


                 WHERE THE FUND'S ASSETS ARE INVESTED

                                                   Percent of Net Assets

                                      -------------------------------------------------                      Market Value
                                                                                            MSCI EMF         of Holdings
                                                                                            Index /1/        6/30/97
                                      6/30/95      6/30/96      12/31/96      6/30/97       6/30/97          (in thousands)
                                      ------------------------------------------------------------------------------------

ASIA/PACIFIC
China                                 1.8%         1.2%         1.4%          1.0%          .6%              $131,582
Hong Kong                             1.0          .9           .6            .3            --               46,953
India                                 5.7          7.7          6.6           7.5           6.2              1,016,266
Indonesia                             4.2          4.5          4.1           3.5           5.7              477,845
Malaysia                              4.3          4.4          4.5           3.4           12.6             459,591
Pakistan                              1.1          .9           .5            .4            .6               51,043
Philippines                           7.6          6.4          6.4           3.8           2.5              519,651
South Korea                           7.0          5.8          4.7           6.4           4.0/2/           867,041
Sri Lanka                             .2           .1           .1            .1            .1               9,282
Taiwan                                .8           2.8          3.5           9.5           9.6/2/           1,284,700
Thailand                              5.5          3.7          2.1           .9            3.2              125,724
Vietnam                               .1           .1           .1            .1            --               6,206
                                      ----         ----         ----          ----          ----             ---------
                                      39.3         38.5         34.6          36.9          45.1             4,995,884
                                      ----         ----         ----          ----          ----             ---------
LATIN AMERICA
Argentina                             8.3          5.9          5.9           6.6           3.6              899,188
Brazil                                13.7         14.8         15.2          16.9          15.8             2,290,903
Chile                                 2.2          1.8          1.8           2.2           4.0              305,960
Colombia                              .5           .3           .3            .2            .8               27,959
Ecuador                               .1           .2           .4            .2            --               31,875
Mexico                                7.6          10.3         9.9           8.2           8.5              1,120,423
Panama                                .4           .8           .3            .2            --               26,966
Peru                                  1.8          2.3          3.2           2.2           1.1              306,301
Venezuela                             .1           .5           .5            .5            1.3              61,888
                                      ----         ----         ----          ----          ----             ---------
                                      34.7         36.9         37.5          37.2          35.1             5,071,463
                                      ----         ----         ----          ----          ----             ---------
EASTERN EUROPE
Bulgaria                              --            --          .4            .3            --               46,905
Czech Republic                        .1           .3           .3            .2            .8               27,299
Hungary                               --           .4           .4            .4            .5               52,678
Poland                                .1           .5           .5            .5            .4               64,350
Republic of Croatia                   --           .3           .6            .4            --               61,117
Russia and former republics
of the Soviet Union/3/                .7           3.7          4.3           6.7           --               911,363
Slovakia                              --           --           --            .1            --               6,971
                                      ----         ----         ----          ----          ----             ---------
                                      .9           5.2          6.5           8.6           1.7              1,170,683
                                      ----         ----         ----          ----          ----             ---------

OTHER MARKETS
Egypt                                 --           --           --            .1            --               10,430
Ghana                                 .4           .4           .4            .2            --               34,246
Greece                                1.0          1.1          1.0           .8            1.4              107,285
Mauritius                             --           .1           .1            .1            --               6,205
Morocco                               .1           .2           .2            .2            --               24,190
Portugal                              .3           .5           .6            .7            2.2              100,495
South Africa                          .8           3.5          4.1           3.9           10.6             527,246
Turkey                                2.2          1.6          2.0           2.3           1.7              305,182
United States                         .1           --           --            --            --               --
                                      ----         ----         ----          ----          ----             ---------
                                      4.9          7.4          8.4           8.3           15.9             1,115,279
                                      ----         ----         ----          ----          ----             ---------

Multi-National                        1.2          1.8          2.3           2.2                            303,637
                                      ----         ----         ----          ----                           ---------

Other/4/                              1.7          .8           .5            .6                             82,443
                                      ----         ----         ----          ----                           ---------

Cash & Equivalents                    17.3         9.4          10.2          6.2                            844,255
                                      ----         ----         ----          ----                           ---------

TOTAL                                 100.0%       100.0%       100.0%        100.0%                         $13,583,644
                                      ======       ======       ======        ======                         ===========


1Morgan Stanley Capital International Emerging Markets Free Index also includes Israel (2.1%) and Jordan (0.1%). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.

2In September 1996, Taiwan was added to the EMF Index; its weighting reflects 50% of that country's market capitalization. South Korea's weighting was increased to reflect 50% of that country's market capitalization instead of 20%.

3Includes investments in companies incorporated outside the region which have significant operations in the region.

4Includes investments in markets where the holdings represent a percentage of net assets of less than .05%. Also includes stocks in initial period of acquisition.

Here is a brief look at the investment landscape in the markets representing Emerging Markets Growth Fund's five largest areas of concentration. Our holdings in these markets account for nearly half of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)

BRAZIL (16.9% OF NET ASSETS)

The Brazilian market recorded a gain of 71.0% in fiscal 1997. Three companies make up approximately one-half of its capitalization: Telebras, Telesp (a subsidiary of Telebras serving the state of Sao Paulo) and Eletrobras (a holding company in charge of Brazil's electrical industry). All three rank among the fund's largest investments, and all three made solid contributions to our results in fiscal 1997.

To a considerable extent, Brazilian stock prices have been driven upward by higher corporate earnings and good economic fundamentals. Inflation has subsided, and the value of the real remains stable. In early June the Brazilian Congress passed a constitutional amendment permitting President Fernando Cardoso to seek a second term. This political victory did not come without cost, however. A number of important civil service and social-security reform proposals that could help address the nation's troublesome budget deficit were sidetracked.

Cardoso's challenge in the months ahead will be to maintain an effective government coalition while continuing to move toward a more open, market-oriented economy.

TAIWAN (9.5% OF NET ASSETS)

Our extensive holdings in electronics stocks are the principal reason Taiwan currently ranks as our second-largest area of concentration. That industry is benefiting importantly as hardware production shifts from other countries into Taiwan, where manufacturing processes are being upgraded and made more efficient. This upgrading is creating higher profit margins in an area of the electronics business that has long been considered low-profit. Along with Taiwan Semiconductor, our investments in Taiwanese electronics stocks include Acer Computer, Inventec, Asustek and Silconware. All of these stocks recorded solid gains in fiscal '97.

For some time, concern about Taiwan's political situation and its future caused many investors to overlook the achievements and progress taking place in the country's semiconductor and computer industries. However, that situation began changing about a year ago. The strength shown by electronics stocks was largely responsible for the 30.0% total return recorded by the Taiwanese market during the fund's fiscal year.

MEXICO (8.2% OF NET ASSETS)

A single company, Telefonos de Mexico, accounts for about one-fourth of the Mexican market's capitalization. This firm is the sole provider of fixed local telephone service and the dominant provider of long distance service in Mexico.

Telmex has been among EMGF's most significant investments for some time and currently ranks as our third-largest holding. In fiscal 1997, it generated strong cash flow and higher earnings. The stock rose 42.4%, somewhat more than the 34.1% increase generated during this period by the overall Mexican market. Even after recording this gain, however, Telmex is still well below its all-time high.

Recently, the value of the Mexican peso has been pushed upward by revenues from oil exports. This is a source of some concern, as is the country's uncertain political situation. Mexico is shifting from a government dominated by a single party to one with more plurality. We are encouraged by the fact that the economy appears to be back on track, and by the prospects for President Ernesto Zedillo's three-year economic plan, which calls for further reforms, including privatization of the country's pension system.

INDIA (7.5% OF NET ASSETS)

Although buffeted by four changes in the country's government in less than 12 months, India's stock market managed to gain 7.1% in fiscal 1997. The latest coalition has retained finance minister P. Chidambaram, whose budget proposals and commitment to free enterprise could have a dramatic impact on the nation's future. Chidambaram favors a personal and corporate income tax cut, the first since India gained independence in 1948. He also seeks to raise the ceiling on aggregate foreign ownership in Indian companies from 24% to 30%.

Not surprisingly, India's economy has slowed in the wake of the country's political upheavals. In the period ahead, the economy should benefit from a shift in the central bank's credit policy that will allow member banks to reduce the interest rate they charge their best customers to 14%, the lowest in a decade.

Although we monitor India's macroeconomic and political situation closely, the fund's Indian investments have been made with the long termin mind and are based on intensive research into company managements and strategies as well as industry fundamentals. The largest of these holdings is Mahanagar Telephone Nigam (MTNL), which provides telecommunications services in Bombay and New Delhi. Currently the fund's ninth-largest holding, MTNL rose 17.7% in price during the past fiscal year.

RUSSIAN FEDERATION (6.7% OF NET ASSETS)

The equity market in the Russian Federation was among the strongest of all emerging markets during the past fiscal year. As we indicated in our shareholder letter, gains in triple digits were not uncommon among individual shares, with most of the increases coming during the January-June period.

Russian stock prices have been driven upward by several factors: attractive valuations, a decline in inflation, an increase in government reserves, a more stable ruble and the pro-business orientation of key government officials appointed by President Yeltsin after his return from heart surgery last November. One measure of the economic improvement that has been taking place is a substantial drop in yields on treasury bills.

The Russian Federation's equity market is volatile and still in an early stage of development. Meanwhile, the economic and other challenges facing Yeltsin and his team are formidable. They include widespread non-payment of taxes and wages, and the need for industrial restructuring as well as for greater openness and accountability throughout the government. EMGF's Russian Federation investments -- including the three companies mentioned in our shareholder letter -- all represent enterprises with assets trading at large discounts to international standards. These discounts are based on the perceived risk that is associated with the fact that the firms are Russian.

ABOUT THE FUND AND ITS ADVISER:

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies domiciled in developing countries. The premise behind the formation of EMGF was that rapid growth in those countries can create some very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected at the outset by the IFC to manage Emerging Markets Growth Fund from among a number of global investment management firms. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than $13 billion in assets, over 600 institutional and individual investors, and a portfolio of more than 400 securities representing companies based in over 30 nations. As Emerging Markets Growth Fund has grown, its adviser has steadily expanded its research activities in developing countries and devoted increased resources to the task of managing emerging markets investments.

Capital International, Inc. is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s, and has become one of the world's largest managers of emerging markets assets.

The investment management affiliates of The Capital Group Companies employ a value-oriented and research-driven approach. They maintain a global investment intelligence network which employs more than 190 investment professionals based on three continents. They include analysts and portfolio counselors, born in more than 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including hundreds of firms based in the less-developed countries. Currently, about 30 of the organization's analysts cover emerging markets, compared with four when EMGF began.

This extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies -- and the funds they manage, including Emerging Markets Growth Fund -- an important competitive edge.

INVESTMENT PORTFOLIO, JUNE 30, 1997

                                                       Equity-Type Securities


                                                   --------------------------------

                                                   Common         Preferred     Convertible                  Percent of
INDUSTRY DIVERSIFICATION                           Stocks         Stocks        Bonds           Bonds        Net Assets
------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS                                 12.35          6.11                          0.32         18.78
UTILITIES: ELECTRIC & GAS                          8.01           3.64          0.02                         11.67
ELECTRONIC COMPONENTS                              7.26                                                      7.26
BANKING                                            5.76           0.83          0.14                         6.73
ENERGY SOURCES                                     5.5            0.88          0.15                         6.53
BEVERAGES & TOBACCO                                4.69           0.93                                       5.62
BUILDING MATERIALS & COMPONENTS                    2.34           0.2           0.02                         2.56
OTHER INDUSTRIES                                   28.18          1.58          0.75            4.13         34.64

                                                   74.09          14.17         1.08            4.45         93.79
Short-Term Securities                                                                                        5.79
Excess of cash and receivables over liabilities                                                              0.42
Net Assets                                                                                                   100.00

TEN LARGEST EQUITY HOLDINGS

                                                                                PERCENT OF GAIN/LOSS
                                                                                FOR THE YEAR ENDED
                                                                PERCENT OF      6/30/97  /1/
                                                                NET ASSETS      (IN U.S. DOLLARS)
-------------------------------------------------------------------------------------------------------

Telecomunicacoes Brasileiras (Telebras)                          4.71%           +117.94%
Taiwan Semiconductor Manufacturing Co. Ltd.                      4.24            +218.94
Telefonos de Mexico                                              3.18            +42.37
Centrais Eletricas Brasileiras (Eletrobras)                      2.90            +106.39
Unified Energy System of Russia                                  1.96            +132.05 /2/
Samsung Electronics                                              1.92            +26.44
Companhia Energetica de Minas Gerais-CEMIG                       1.60            +96.19
LUKoil Holding                                                   1.54            +84.12
Mahanagar Telephone Nigam                                        1.51            +17.74
Telefonica Argentina                                             1.49            +16.83


1. The percent change reflects the increase or decrease in the market price per share of equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.

2 This security was not held durign the entire peiod. The percentage change reflects the increase from January 31 through June 30, 1997.
EMERGING MARKETS GROWTH FUND, INC.
INVESTMENT PORTFOLIO - JUNE 30, 1997


                                                                         Number of
EQUITY - TYPE SECURITIES                                                 Shares              Market         Percent
(common and preferred stocks                                             or                  Value          of Net
  and convertible debentures)                                            Principal           (000)          Assets
                                                                         Amount

Argentina - 5.26%
  Banco Bansud SA, Class B  (1)                                          254,336             $3,968         .03%
  Banco de Galicia y Buenos Aires SA, Class B
   (American Depositary Receipts)                                        2,588,318           68,267
  Banco de Galicia y Buenos Aires SA,
   7.00% convertible bond August 1, 2002                                 $12,571,000         15,840         .62
  Banco Frances del Rio de la Plata SA                                   740,600             8,022
  Banco Frances del Rio de la Plata SA
    (American Depositary Receipts)                                       2,342,141           76,120         .62
  BI SA  (acquired 10/21/93, cost: $6,130,000) (2)                       6,130,000           6,130          .05
  Compania Naviera Perez Companc SACFIMFA, Class B                       11,291,086          90,681
  Compania Naviera Perez Companc SACFIMFA, Class B
    (American Depositary Receipts)                                       689,668             11,078         .75
  Disco SA (American Depositary Receipts)  (1)                           753,000             29,838         .22
  Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1)(2)          29,086,231          29,086         .21
  IRSA Inversiones y Representaciones SA                                 26,900              118
  IRSA Inversiones y Representaciones SA
    (Global Depositary Receipts)                                         180,849             7,912          .06
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)
    (acquired 11/24/92, cost:$6,180,000) (2)                             893,187             11,361
  Nortel Inversora SA, Class B, preferred
    (American Depositary Receipts)
    (acquired 2/27/92, cost: $17,705,000) (2)                            1,287,640           34,927         .33
  Quilmes Industrial, non-voting, preferred
    (American Depositary Shares)                                         2,150,400           24,998         .18
  Sociedad Comercial del Plata SA (1)                                    5,645,880           18,408         .14
  Telecom Argentina STET-France Telecom SA, Class B                      2,800,000           14,618
  Telecom Argentina STET-France Telecom SA, Class B
    (American Depositary Shares)                                         362,700             19,042         .25
  Telefonica de Argentina SA, Class B                              4,910,000           16,942
  Telefonica de Argentina SA, Class B
    (American Depositary Shares)                                         5,358,800           185,548        1.49
  YPF SA, Class D (American Depositary Receipts)                         1,366,800           42,029         .31
                                                                                             ----------     ----------
                                                                                             714,933        5.26
                                                                                             ----------     ----------


Brazil - 16.30%
  Aracruz Celulose SA, Class B, preferred nominative
    (American Depositary Receipts)                                       640,950             13,059         .10
  Banco Bradesco SA, preferred nominative                                1,980,622,334       19,963         .15
  Banco Itau SA, preferred nominative                                    123,088,700         68,948         .51
  Banco Nacional SA, preferred nominative (1)                            215,940,814         -
  Banco Nacional SA, ordinary nominative  (1)                            2,500,000           -              .00
  Banco Real de Investimento SA, preferred nominative                    4,650,000           13,088         .10
  Banco Real SA preferred nominative                                     7,379,450           6,272          .05
  Black Swan Gold Mines Ltd., special warrants, expire 2/11/98 (1)       2,300,000           2,032          .01
  Brasmotor SA, preferred nominative                                     141,951,974         31,648         .23
  Centrais Eletricas Brasileiras SA- ELETROBRAS, preferred
    nominative (American Depositary Receipts)                            7,046,788           207,880
  Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative    16,480,000          9,216
  Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative
  (American Depositary Receipts)                                         6,388,771           177,288        2.90
  Centrais Eletricas de Santa Catarina SA - CELESC, Class B,
    preferred nominative                                                 983,000             1,461          .01
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts) (1)                    1,381,049           27,621
  CESP-Companhia Energetica de Sao Paulo, preferred
      nominative   (American Depositary Receipts)
     (acquired 8/30/94, cost: $2,853,000) (1)(2)                         167,104             3,342
  CESP-Companhia Energetica de Sao Paulo, ordinary
     nominative (1)                                                      130,164,954         8,476          .29
  COFAP-Companhia Fabricadora de Pecas,
     preferred nominative  (1)                                           285,116             3,086          .02
  Companhia Cervejaria Brahma, preferred nominative                      111,423,437         84,874
  Companhia Cervejaria Brahma, ordinary nominative                       224,483             171
  Companhia Cervejaria Brahma, preferred nominative
         (American Depositary Receipts) (1)                              1,142,500           17,495         .76
  Companhia Cimento Portland Itau, preferred nominative                  77,577,100          26,664         .20
  Companhia de Tecidos Norte de Minas-COTEMINAS,
    preferred nominative                                                 70,123,588          27,359         .20
  Companhia Energetica de Minas Gerais-CEMIG,
    prefrred nominative                                                  385,372,000         19,868
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)                 3,473,349           178,878
  Companhia Energetica de Minas Gerais-CEMIG,
     preferred nominative (American Depositary Receipts)
     (acquired 9/22/94, cost: $9,501,000) (2)                            373,906             19,256         1.60
  Companhia Siderurgica Belgo-Mineira, preferred nominative              8,181,892           585            -
  Companhia Vale do Rio Doce, preferred nominative
  (American Depositary Receipts)                                         911,734             20,514         .15
  Consorcio Real Brasileiro de Administracao SA, Class F,
    preferred nominative                                                 1,405,000           3,002          .02
  Copel, Class B, preferred nominative                                   1,472,207,914       27,352
  Copel, ordinary nominative (1)                                         1,370,764,600       23,557         .37
  Dixie Toga SA, preferred nominative                                    1,872,000           1,009          .01
  Electrolux Brasileiras, preferred nominative
     (American Depositary Receipts)                                      410,000             3,229          .02
  ELETROPAULO-Eletricidade de Sao Paulo SA,
    Class B, preferred nominative (1)                                    31,101,000          9,100          .07
  Encorpar, preferred nominative (1)                                     61,861,588          764            .01
  GP Capital Partners, LP
    (acquired 1/28/94, cost: $26,017,000)  (1)(2)(3)                     27,000              34,108         .25
  LIGHT- Servicos de Eletricidade SA, ordinary nominative                58,393,200          29,061         .21
  Lojas Americanas SA, preferred nominative (1)                          148,073,055         2,008
  Lojas Americanas SA, ordinary nominative (1)                           48,594,800          691            .02
  Lojas Arapua, preferred nominative
    (Global Depositary Receipts)                                         104,000             1,820          .01
  Mesbla SA, preferred nominative  (1)                                   111,674,640         -
  Metal Leve SAIC, preferred nominative (1)                              20,260,625          200            .00
  Multicanal Participacoes SA, preferred nominative
    (American Depositary Shares)  (1)                                    1,430,000           19,484         .14
  OSA SA-Organizacao, Sistemas e Aplicacoes,
     preferred nominative (1)                                            90,000,000          418            -
  Petroleo Brasileiro SA-PETROBRAS, preferred nominative                 428,960,000         119,149        .88
  SA White Martins, ordinary nominative                                  7,803,844           22,835         .17
  Sadia Concordia SAIC, preferred nominative                             2,010,000           2,091          .02
  Souza Cruz SA, ordinary nominative                                     2,273,900           23,975         .18
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative                                                 59,500,000          9,026
  Telecomunicacoes Brasileiras SA (Telebras), preferred
   nominative (American Depositary Receipts)                             4,144,846           628,980
  Telecomunicacoes Brasileiras SA (Telebras),
    preferred nominative,blocked  (1)                                    552,090             46
  Telecomunicacoes Brasileiras SA (Telebras),
    ordinary nominative                                                  11,700,000          1,587          4.71
  Telecomunicacoes de Sao Paulo SA-Telesp,
    preferred nominative                                                 443,294,423         144,745
  Telecomunicacoes de Sao Paulo SA-Telesp,
    ordinary nominative (1)                                              140,648,944         41,483         1.37
  Unibanco - Uniao de Bancos Brasileiros SA, unit
    (Global Depositary Shares) (1)                                       1,559,900           57,911         .43
  Usinas Siderurgicas de Minas Gerais SA, preferred nominative
    (American Depositary Receipts) (acquired 9/1/93;
     cost: $9,774,000) (2)                                               1,550,305           17,053         .13
                                                                                             ----------     ----------
                                                                                             2,213,728      16.30
                                                                                             ----------     ----------

Chile - 2.25%
  Chilgener SA  (American Depositary Receipts)                           1,160,357           32,490
  Chilgener SA, rights, expire July 7, 1997
    (American Depositary Receipts) (1)                                   382,823             1,275          .25
  Compania de Telefonos de Chile SA
    (American Depositary Receipts)
     (Formerly Compania de Telecomunicaciones de Chile)                  3,376,375           111,420        .81
  CTI Compania Tecno Industrial SA                                       23,470,005          691            .01
  Empresa Nacional de Electricidad SA
    (American Depositary Receipts)                                       1,931,309           43,575         .32
  Enersis SA (American Depositary Receipts)                              2,872,182           102,142        .75
  Forestal Terranova SA                                                  550,000             529            -
  Invercap SA                                                            1,100,000           846            .01
  Sociedad Quimica y Minera de Chile SA, Class A                         1,277,900           6,908
  Sociedad Quimica y Minera de Chile SA, Class B
   (American Depositary Receipts) (1)                                    92,000              6,084          .10
                                                                                             ----------     ----------
                                                                                             305,960        2.25
                                                                                             ----------     ----------
China  - 0.97%

  Beijing Datang Power Generation Co. Ltd., Class H (1)                  7,238,000           3,340          .02
  China Eastern Air Corp. Ltd., Class H (American Depositary Receipts)(1)175,700             4,568          .03
  China North Industries Investment Ltd.
    (acquired 9/30/94, cost: $5,727,000) (2)                             5,500,000           3,328          .02
  China Yuchai International Ltd. (1)                                    1,015,500           3,174          .02
  Guang Dong Electric Power Development Co. Ltd., Class B                2,454,960           2,012          .01
  Harbin Power Equipment Co. Ltd., Class H                               37,591,000          8,298
  Harbin Power Equipment Co. Ltd., Class H
  (American Depositary Receipts)
  (acquired 11/30/94, cost: $3,336,000)  (2)                             99,000              2,185          .08
  Huaneng Power International, Inc., Class N
    (American Depositary Receipts) (1)                                   1,243,300           31,704         .24
  Shanghai Diesel Engine Co. Ltd., Class B   (1)                         6,085,200           2,069          .02
  Shanghai Petrochemical Co. Ltd., Class H                               95,766,600          22,994
  Shanghai Petrochemical Co. Ltd., Class H
  (American Depositary Receipts)                                         7,000               172            .17
  Tingyi (Cayman Islands) Holding Corp. (1)                              67,261,500          16,757         .12
  Yizheng Chem Fibre Class H                                             70,272,000          12,518         .10
  Zhejiang Expressway Co. Ltd., Class H (1)                              36,674,000          8,900          .07
  Zhenhai Refining & Chemical Co. Ltd.,  Class H                         25,710,000          9,293
  Zhenhai Refining & Chemical Co. Ltd., Class H
    3.0% converible bonds December 19, 2003                              250,000             270            .07
                                                                                             ----------     ----------
                                                                                             131,582        .97
                                                                                             ----------     ----------


Colombia - 0.19%
  Banco de Colombia SA                                                   23,997,400          8,806          .07
  Bavaria                                                                235,146             1,689          .01
  Compania de Cementos Argos, SA                                         1,906,186           15,302         .11
    (Previously listed as Cementos Argos)
  Comunicacion Celular SA, Class B, warrants, expire
    November 15, 2003 (acquired 12/14/95; cost $22,000) (1)(2)           3,000               17             -
                                                                                             ----------     ----------
                                                                                             25,814         .19
                                                                                             ----------     ----------


Czech Republic - 0.20%                                                                       ----------     ----------
  SPT Telecom, a.s.   (1)                                                259,974             27,299         .20
                                                                                             ----------     ----------

Ecuador - 0.11%
  La Cemento Nacional CA (Global Depositary Receipts)                    76,330              15,419         .11
                                                                                             ----------     ----------

Egypt - 0.08%
  Al-Ahram Beverages (Global Depositary Receipts)  (1)                   510,000             10,430         .08


Ghana - 0.25%
  Ashanti Goldfields Co. Ltd. (1)                                        691,111             8,086
  Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)               1,131,500           13,224
  Ashanti Goldfields Co. Ltd.,
   5.50% exchangable note March 15, 2003                                 $15,970,000         12,936         .25
                                                                                             ----------     ----------
                                                                                             34,246         .25
                                                                                             ----------     ----------

Greece - 0.79%
  Aluminum de Grece SAIC (4)                                             389,840             22,718         .17
  Hellenic Bottling Co. SA (4)                                           1,717,645           63,550         .47
  Katselis Sons SA, ordinary                                             45,000              286
  Katselis Sons SA, ordinary, rights, expire 7/25/97 (1)                 45,000              4              -
  Michaniki SA, preferred                                                318,940             1,987
  Michaniki SA, ordinary                                                 238,050             1,804          .03
  Titan Cement Co. SA, ordinary                                          343,044             16,936         .12
                                                                                             ----------     ----------

                                                                                             107,285        .79
                                                                                             ----------     ----------

Hong Kong - 0.34%
  China-Hongkong Photo Products Holdings Ltd.                            11,996,000          3,484          .03
  New World Infrastructure Ltd. (1)                                      14,904,497          42,135         .30
  Siu-Fung Ceramics Holdings Ltd.                                        7,869,409           434            -
  Siu-Fung Ceramics Holdings Ltd., rights, expire
    July 1, 1997 (1)                                                     3,147,763           -              -
  Tian An China Investments Co. Ltd.                                     6,637,500           900            .01
                                                                                             ----------     ----------
                                                                                             46,953         .34
                                                                                             ----------     ----------

Hungary - 0.39%
  Gedeon Richter Ltd.                                                    428,000             39,422         .29
  Graboplast Textiles Muborgyarto Rt.                                    15,200              714            .01
  MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)                                           570,100             12,542         .09
                                                                                             ----------     ----------
                                                                                             52,678         .39
                                                                                             ----------     ----------

India - 7.48%
  Asian Paints (India) Ltd.                                              564,600             5,528          .04
  Bajaj Auto Ltd.                                                        2,379,500           61,418
  Bajaj Auto Ltd.
    (Global Depositary Receipts)                                         36,600              1,257          .47
  Bharat Forge Corp. Ltd.                                                3,250               6              -
  Bharat Petroleum Corp. Ltd.                                            5,985,200           75,338         .55
  Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                           90,000              236            -
  East India Hotels Ltd.                                                 997,165             12,133         .09
(Formerly Essar Gujarat Ltd.)                                            1,049,600           543            -
  Flex Industries Ltd.                                                   393,800             445
  Flex Industries Ltd., units (equivalent to 1 shares + 1/2 warrant)     157,520             178            -
  Grasim Industries Ltd.                                                 659,480             7,008
  Grasim Industries Ltd.
    (Global Depositary Receipts)                                         1,538,365           21,537         .21
  Hindalco Industries Ltd.                                               2,670,425           72,830
  Hindalco Industries Ltd. (Global Depositary Receipts)                  1,102,280           38,966         .82
  Hindustan Lever Ltd.                                                   1,081,700           43,843         .32
  Housing Development Finance Corp. Ltd.                                 272,800             30,264         .22
  Indian Aluminum Co., Ltd.                                              1,288,600           4,803
  Indian Aluminum Co., Ltd. (Global Depositary Receipts)                 1,308,771           4,744          .07
  Indian Rayon and Industries Ltd.                                       1,019,800           10,547
  Indian Rayon and Industries, Ltd.
  (Global Depositary Receipts)                                           398,000             4,975          .11
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.                         2,155,200           2,038
  Indo Gulf Fertilisers and Chemicals Corp. Ltd.
    (Global Depositary Receipts)                                         1,770,900           1,859          .03
  Industrial  Credit and Investment Corporation of India Ltd.            3,176,760           6,909          .05
   Ispat Industries Ltd.,  3.00% convertible Eurobonds
    April 1, 2002 (FORMERLY NIPPON DENRO ISPAT LTD.)                     $3,999,000          2,099
   Ispat Industries Ltd.,  3.00% convertible bond April 1, 2001
    (acquired 3/1/94, cost: $6,804,000)
      (Formerly Nippon Denro Ispat Ltd.) (2)                             $7,000,000          3,675          .04
  I.T.C. Ltd.                                                            2,774,600           42,927         .32
  Kirkoskar Cummins                                                      1,838,000           23,136         .17
  Madras Cements  Ltd.                                                   22,000              4,862          .04
  Mahanagar Telephone Nigam Ltd.                                         24,041,000          205,038        1.51
  Mahindra & Mahindra Ltd.
    (Global Depositary Receipts)                                         958,333             14,135
  Mahindra & Mahindra Ltd.,
    5.0% convertible bond July 9, 2001
    (acquired 7/3/96; cost: $5,952,000)(2)                               $5,954,000          7,137          .40
  Master Gain Scheme  (1)                                                367,000             115            -
  Max India Ltd.                                                         493,522             2,730
  Max India Ltd., 12.50% nonconvertible debenture
    March 2, 2004                                                        INR81,661           320
  Max India Ltd., warrants, expire January 1998                          81,661              -              .02
  Motor Industries Co. Ltd. (4)                                          201,855             37,463         .28
  Nicholas Piramal India Ltd. (4)                                        1,127,700           6,782          .05
  Ranbaxy Laboratories Ltd.                                              1,217,050           22,509
  Ranbaxy Laboratories Ltd.
    (Global Depositary Receipts)                                         874,525             20,552         .32
  Raymond Woollen Mills Ltd.                                             931,800             1,694
  Raymond Woollen Mills Ltd.
    (Global Depositary Receipts)                                         1,083,000           4,684          .05
  Reliance Industries Ltd.                                               2,570,000           26,534         .20
  SCICI Ltd., 3.50% convertible Eurobonds
    April 1, 2004                                                        $3,620,000          3,810          .03
  Sundaram Finance Ltd.                                                  153,000             1,329          .01
  Tata Engineering and Locomotive Co. Ltd.                               3,095,500           38,614
  Tata Engineering and Locomotive Co. Ltd.
    (Global Depositary Receipts)                                         4,047,891           62,135         .74
  United Phospherous Ltd.                                                1,227,800           6,817
  United Phospherous Ltd.
    (Global Depositary Receipts)                                         443,264             2,660          .07
  Videocon International Ltd.                                            20,100              17
  Videocon International Ltd.
    (Global Depositary Receipts)                                         62,200              78             -
  Videsh Sanchar Nigam Ltd.                                              638,000             20,077
  Videsh Sanchar Nigam Ltd.
    (Global Depositary Receipts) (1)                                     507,400             10,529         .23
  Zee Telefilms Ltd. (4)                                                 1,010,200           3,292          .02
                                                                                             ----------     ----------
                                                                                             1,015,652      7.48
                                                                                             ----------     ----------

Indonesia - 3.51%
  Asia Pacific Resources International Holdings Ltd. (1)                 1,217,000           5,781          .04
  Asia Pulp & Paper Co, Ltd. (American Depostary Receipts) (1)           1,000,000           15,125         .11
  PT Bank Internasional Indonesia                                        10,231,459          8,838
  PT Bank Internasional Indonesia, warrants,
    expire January 17, 2000 (1)                                          909,462             357            .07
  PT BAT Indonesia (1)                                                   110,000             1,629          .01
  PT Gudang Garam                                                        1,470,000           6,168          .05
  PT Hanjaya Mandala Sampoerna                                           21,990,000          83,898         .62
  PT Indofood Sukses Makmur                                              46,735,200          107,658        .79
  PT Indo-Rama Synthetics                                                26,315,500          23,815         .18
  PT International Nickel Indonesia                                      5,069,500           10,010         .07
  PT Jaya Real Property                                                  6,857,000           9,238          .07
  PT Kalbe Farma                                                         569,000             761            .01
  PT Lippo Bank                                                          23,620,000          24,290         .18
  PT Mayora Indah                                                        10,380,000          5,871          .04
  PT Modern Photo Film Co.                                               5,049,900           17,865         .13
  PT Mulia Industrindo                                                   20,948,072          10,987         .08
  PT Pabrik Kertas Tjiwi Kimia                                           1,640,712           1,906          .01
  PT Panin Bank                                                          22,693,000          14,936
  PT Panin Indonesia  TBK, rights, expire August 4, 1997 (1)             11,346,500          1,867          .12
  Perusahaan Perseroan (Persero) PT Indonesian
      Satellite Corp.                                                    3,683,500           11,023
  Perusahaan Perseroan (Persero)PT Indonesian
      Satellite Corp. (American Depositary Receipts)                     1,924,480           57,614         .51
  PT PP London Sumatra (1)                                               5,000,000           15,837         .11
  PT Ramayana Lestari Sentosa                                            3,070,000           8,840          .06
  PT Semen Cibinong                                                      5,100,000           13,374         .10
  PT Sorini Corp. (1)                                                    250                 -              -
  PT Tambang Timah  (Persero)                                            4,921,000           7,642
  PT Tambang Timah (Persero), Class B (Global Depositary Receipts)       646,270             9,856          .13
  PT Tigaraksa Satria                                                    2,173,140           2,659          .02
                                                                                             ----------     ----------
                                                                                             477,845        3.51
                                                                                             ----------     ----------

Malaysia  - 3.38%
  Arab-Malaysian Finance Bhd.                                            5,155,000           10,929         .08
  Commerce Asset-Holding Bhd.                                            2,516,000           6,630
  Commerce Asset-Holding Bhd., rights, expire July 23,1997 (1)           503,200             18
  Commerce Asset-Holding Bhd., rights,
    expire July 23, 1997 (1)                                             314,500             49             .05
  Easterm & Oriental Bhd.                                                4,000,000           7,355          .05
  Genting Bhd.                                                           2,283,500           10,949         .08
  Genting International PLC                                              8,972,000           26,467         .19
  Guinness Anchor Bhd.                                                   4,563,000           10,126         .07
  Hap Seng Consolidated Bhd.                                             6,029,000           15,052         .11
  Hong Leong Credit Bhd.                                                 4,230,000           15,757
  Hong Leong Credit Bhd., Class A (1)                                    386,000             1,424
  Hong Leong Credit Bhd., rights, expire July 25, 1997 (1)               193,000             191
  Hong Leong Credit Bhd., rights,
    expire July 25 (1)                                                   386,000             0              .13
  IJM Corp. Bhd.                                                         8,505,714           17,864         .13
  IOI Corp. Bhd.                                                         12,317,000          14,057         .10
  Leader Universal Holdings Bhd.                                         8,920,000           16,048         .12
  Malayan Banking Bhd.                                                   10,000              105            -
  Malaysian Airline System Bhd.                                          4,440,000           11,084         .08
  Malaysian International Shipping Corp. Bhd.                            3,076,000           7,984          .06
  MBf Capital Bhd.                                                       12,018,000          22,098         .16
  Nestle (Malaysia) Sdn. Bhd.                                            4,765,000           35,688         .26
  New Straits Times Press (Malaysia) Bhd.                                3,769,000           22,105         .16
  Oriental Holdings Bhd.                                                 2,123,200           15,986         .12
  O.Y.L. Industries Bhd.                                                 1,281,980           8,128          .06
  Renong Bhd.                                                            27,015,000          35,328
  Renong Bhd., 2.50% convertible bond January 15, 2005
     (acquired 10/20/94, cost:$2,554,000) (2)                            $2,550,000          2,932
  Renong Bhd., 2.50% convertible Eurobonds
     January 15, 2005                                                    $2,000,000          2,300
  Renong Bhd., warrants, expire November 21, 2000  (1)                   2,189,500           1,154
  Renong Bhd. Iculs, 4.00% May 21, 2001                                  MYR3,503,200        1,111          .32
  Resorts World Bhd.                                                     967,000             2,912          .02
  Rothmans of Pall Mall (Malaysia) Bhd.                                  1,676,000           16,471         .12
  Sime Darby Bhd.                                                        16,217,000          53,982         .40
  Sime UEP Properties Bhd.                                               3,169,000           6,844          .05
  Technology Resources Industries Bhd. (1)                               9,195,000           15,814         .12
  UMW Holdings Bhd.                                                      6,844,359           32,276
  UMW Holdings Bhd., warrants, expire January 26, 2000  (1)              619,159             1,521          .25
  United Engineers (Malaysia) Bhd.                                       954,000             6,880          .06
  YTL Power International Bhd. (1)                                       3,152,000           3,972          .03
                                                                                             ----------     ----------
                                                                                             459,591        3.38
                                                                                             ----------     ----------


Mauritius  - 0.05%
  State Bank of Mauritius                                                10,927,000          6,205          .05
                                                                                             ----------     ----------

Mexico  - 7.85%
  Apasco, SA de CV                                                       5,601,176           40,261         .30
  Carso Global Telecom, SA de CV                                         2,645,000           10,673         .08
  Cemex, SA de CV, Class A                                               2,956,762           12,789
  Cemex, SA de CV, Class B                                               9,242,251           45,104
  Cemex, SA de CV, ordinary participation certificates                   9,413,720           40,955
  Cemex, SA, Class A, ordinary participation certificates
   (American Depositary Receipts)(acquired 6/14/93, cost: $8,000) (2)    1,183               10
  Cemex, SA de CV, Class B (American Depositary Receipts)                755,792             7,274          .78
  Cifra, SA de CV, Class A                                               23,767,650          43,999
  Cifra, SA de CV, Class B                                               19,656,310          36,685
  Cifra, SA de CV, Class B   (American Depositary Receipts)              14,536,000          26,601
  Cifra, SA de CV, Class C                                               18,706,334          29,958         1.00
  Grupo Carso, SA de CV, Class A                                         2,645,000           18,512         .14
  Grupo Casa Autrey (American Depositary Receipts)                       810,000             16,453         .12
  Grupo Financiero Banamex Accival, SA de CV, Class B  (1)               31,893,850          82,047
  Grupo Financiero Banamex Accival, SA de CV, Class L  (1)               12,656,067          30,004
  Grupo Financiero Banamex Accival, SA de CV,
    7.00% convertible Eurobonds December 15, 1999                        $103,000            101
  Grupo Financiero Banamex Accival, SA de CV,
    11.00% convertible July 15,  2003
      (acquired 7/12/96, cost:  $349,000)(2)                             $371,000            396            .82
  Grupo Financiero Bancomer, SA de CV., Series L
    33.08% convertible subordinated debentures May 16, 2002              MXN5,750,000        769            .01
  Grupo Industrial Maseca, SA de CV, Class B
    (American Depositary Receipts)                                       5,700               94             -
  Grupo Televisa, SA, ordinary participation certificates  (1)           481,000             7,339
  Grupo Televisa, SA, ordinary participation certificates
    (American Depositary Receipts)   (1)                                 3,361,499           102,106        .80
  Kimberly-Clark de Mexico, SA de CV, Class A                            11,358,000          45,833
  Kimberly-Clark de Mexico, SA de CV, Class B                            350,000             1,404          .35
  Pepsi-Gemex, ordinary participation certificates
    (Global Depositary Receipts)
     (Formerly Grupo Embotellador de Mexico)                             1,086,100           13,576         .10
  Sigma Alimentos, SA de CV, Class B                                     566,100             6,139          .05
  Telefonos de Mexico, SA de CV, Class A                                 9,137,500           21,893
  Telefonos de Mexico, SA de CV, Class L                                 13,706,250          32,874
  Telefonos de Mexico, SA de CV, Class A
    (American Depositary Receipts)                                       71,000              167
  Telefonos de Mexico, SA de CV, Class L
    (American Depositary Receipts)                                       7,886,275           376,571        3.18
  Tubos de Acero de Mexico, SA
    (American Depositary Receipts) (1)                                   904,300             16,673         .12
                                                                                             ----------     ----------
                                                                                             1,067,260      7.85
                                                                                             ----------     ----------

Morocco  - 0.18%
Banque Commerciale du Maroc                                              35,443              3,202          .02
Cimenterie de l'Oriental, Class A (1)                                    92,503              6,510          .06
ONA SA                                                                   56,000              4,558          .03
Societe des Brasseries du Maroc                                          20,500              4,037          .03
Wafabank, Class A                                                        72,000              5,883          .04
                                                                                             ----------     ----------
                                                                                             24,190         .18
                                                                                             ----------     ----------

Pakistan  - 0.37%

  Chakwal Cement Co. Ltd. (Global Depositary Receipts) (1)               891,111             891            .01
  Engro Chemical Pakistan Ltd.                                           2,181,600           7,718          .05
  Hub Power Co. Ltd.  (Global Depositary Receipts) (1)                   1,263,328           31,267         .23
  Pakistan Telecommunication Corp.
   (Global Depositary Receipts)                                          150,900             11,167         .08
                                                                                             ----------     ----------
                                                                                             51,043         .37
                                                                                             ----------     ----------



Peru  - 1.75%
  Cementos Lima SA                                                       1,222,818           24,632         .18
  Compania de Minas Buenaventura SA, Class A                             1,485,596           13,842
  Compania de Minas Buenaventura SA, Class B                             111,975             1,102
  Compania de Minas Buenaventura SA, Class B
    (American Depositary Receipts)                                       423,500             8,338          .17
  Credicorp Ltd. (4)                                                     4,551,946           100,143        .74
  Minsur SA-Trabajo                                                      2,700,751           10,228         .08
  Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (2)               12,571,524          18,167         .13
  Telefonica del Peru, Class B (American Depositary Receipts)            2,344,700           61,402         .45
                                                                                             ----------     ----------
                                                                                             237,854        1.75
                                                                                             ----------     ----------

Philippines  - 3.68%
  Ayala Corp., Class B                                                   42,273,425          30,482
  Ayala Corp., Class B (Global Depositary Shares)                        965,580             5,793          .27
  Ayala Land, Inc., Class B                                              33,673,174          30,990
  Ayala Land, Inc., convertible bond  March 19, 2002                          PHP260,000,000   9,867          .30
  Bacnotan Consolidated Industries, Inc.                                 493,131             730
  Bacnotan Consolidated Industries, Inc., 5.50% convertible
   bond June 21, 2004 (acquired 6/8/94, cost: $4,483,000) (2)            $4,500,000          3,330          .03
  Bank of the Philippine Islands                                         2,306,300           14,704         .11
  Benpres Holdings Corp.
    (Global Depositary Receipts) (1)                                     2,306,510           16,148         .12
  C&P Homes, Inc.                                                        38,993,850          14,650         .11
  Fil-Estate Land, Inc. (1)                                              25,300,000          7,393          .05
  Fortune Cement Corp.                                                   33,868,500          8,226          .06
  HI Cement Corp.                                                        33,051,900          6,272          .05
  International Container Terminal Services, Inc. (1)                    8,681,595           4,448
  International Container Terminal Services, Inc., 6.00% convertible
    bond February 19, 2000 (acquired 2/18/93, cost: $4,000,000) (1)(2)   $4,000,000          6,200          .08
  JG Summit Holdings, Inc., Class B                                      18,772,900          3,847
  JG Summit Holdings, Inc., Class B
    (Global Depositary Shares)                                           20,000              413
  JG Summit Holdings, Inc.,
    3.50% convertible bond December 23, 2003
    (acquired 12/9/93, cost: $9,870,000) (1)(2)                          $9,870,000          7,254          .08
  Keppel Philippines Holdings, Inc., Class B  (1)                        272,084             32             -
  Manila Electric Co., Class B                                           3,705,607           18,282         .13
  Metropolitan Bank and Trust Co.                                        2,019,752           42,924         .32
  Petron Corp.                                                           9,106,874           2,316
  Petron Corp. (Global Depositary Receipts)                              371,452             4,643          .05
  Philippine Airlines Inc. (1)                                           53,811,255          10,211         .08
  Philippine Commercial International Bank, Inc.                         871,940             8,438          .06
  Philippine Long Distance Telephone Co., ordinary                       172,500             5,597
  Philippine Long Distance Telephone Co.
    (American Depositary Receipts)                                       1,591,305           102,241
  Philippine Long Distance Telephone Co., convertible preferred,
    Series II (Global Depositary Receipts)                               484,000             16,940
  Philippine Long Distance Telephone Co., convertible
    preferred, Series III (Global Depositary Shares)                     87,000              5,046          .96
  Philippine National Bank  (1)                                          913,359             6,205          .05
  PR Holdings, Inc., subscription rights
    (acquired 7/8/92, cost: $9,835,000) (1)(2)                           2,236,600           2,812          .02
  San Miguel Corp., Class B                                              25,352,853          66,870         .49
  SM Prime Holdings, Inc.                                                74,867,000          22,162         .16
  Southeast Asia Cement Holdings, Inc. (1)                               68,088,782          3,307          .02
  Universal Robina Corp.                                                 29,809,400          10,860         .08
                                                                                             ----------     ----------
                                                                                             499,633        3.68
                                                                                             ----------     ----------

Poland  - 0.47%
  Bank Inicjatyw Gospodarczych BIG SA                                    1,589,957           1,912          .01
  Bank Rozwoju Eksportu SA                                               604,700             12,701         .09
  Elektrim                                                               2,610,325           22,726
  Elektrim, 2.0% convertible bond May 30, 2004 (2)                       DEM9,727,000        5,776          .21
  Polifarb Wroclaw (1)(4)                                                1,294,778           4,848          .04
  Zaklady Metali Lekkich Kety SA                                         162,680             2,476          .02
  Zaklady Piwowarskie w Zywcu SA (4)                                     217,611             13,911         .10
                                                                                             ----------     ----------
                                                                                             64,350         .47
                                                                                             ----------     ----------
Portugal  - 0.74%

  Elec de Portugal (1)                                                   264,000             4,850          .04
  Portugal Telecom ,SA                                                   913,000             36,871
  Portugal Telecom, SA (American Depositary Receipts)                    951,500             38,179         .55
  TELECEL - Comunicacoes Pessoais, SA (1)                                246,100             20,437         .15
  TVI-Televisao Independente, SA (1)                                     105,500             158            -
                                                                                             ----------     ----------
                                                                                             100,495        .74
                                                                                             ----------     ----------

REPUBLIC OF CROATIA - 0.45%
   PLIVA d.d. (Global Depositary Receipts)                               3,761,053           61,117         .45
                                                                                             ----------     ----------

RUSSIA AND FORMER REPUBLICS OF THE SOVIET UNION - 6.66%

  AO Mosenergo Power Generation and Electrification
    Amalgamation (Russian Depositary Trust Certificate)                  750                 10,508
  AO Mosenergo Power Generation and Electrification
    Amalgamation (American  Depositary Shares)                           638,500             27,615         .28
  Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate) (1)           270                 10,935         .08
  Avalon Oil (1)(4)                                                      4,250,000           5,663          .04
  Gez Investments Holding Ltd.,Class A
   (aquired 9/11/95,cost: $230,000) (1)(2)                               2,870               482
  Gez Investments Holding Ltd.,Class B
   (aquired 9/11/95,Cost: $12,623,000) (1)(2)                            157,793             26,509         .20
  Global Tele-Systems Ltd., warrants, expire February 2, 2001
    (acquired 2/2/96, cost:$0) (1)(2)                                    1,944,444           11,667         .09
  Irkutskenergo (Russian Depositary Trust Certificate) (1)               965                 65,620         .48
  JKX Oil & Gas PLC  (1)(4)                                              10,230,233          7,157
  JKX Oil & Gas PLC
    7.00% convertible bond June 30, 2001
    (acquired 6/6/96; cost: $2,000,000) (2)(4)                           2,000,000           2,000          .07
  Kamaz  (1)                                                             3,765,000           8,095          .06
  Lenenergo (1)                                                          27,836,800          23,105         .17
  Lukinter Finance 3.50% convertible bond May 6,2002
  (acquired 4/18/97; cost $16,536,000) (2)                               16,428,000          20,453
  LUKoil Holding  (Russian Depositary Trust Certificate)                 60                  5,889
  LUKoil Holding  (American Depositary Receipts)                         2,325,900           182,630        1.54
  Moscow City Telephone Network (MGTS) (Russian
    Depositary Trust Certificate) (1)                                    1,111               111,100        .82
  New Century Capital Partners, LP
   (acquired 12/7/95,cost: $11,071,000) (1)(2)(3)                        10,920,000          11,071         .08
  Nizhny-Non Svyaz RDC (Russian Depositary Trust Certificate) (1)        70                  10,500         .08
  Ramco Energy PLC (4)                                                   1,417,000           24,903         .18
  RAO Gazprom  (American Depositary Receipts)
    (acquired 10/21/96, cost:$38,674,000) (2)                            2,322,800           39,952         .29
  Russian Telecommunications Development Corp.
   (acquired 12/22/93, cost: $3,800,000) (1)(2)                          380,000             2,850
  Russian Telecommunications Development Corp.,
    nonvoting ordinary (acquired 12/22/93, cost: $6,200,000) (1)(2)      620,000             4,650          .06
  St. Petersburg Telephone Network                                       12,913,020          21,823         .16
  Star Mining Corp. NL  (1)                                              18,884,400          2,565          .02
  Unified Energy Systems of Russia  (1)                                  735,796,500         266,285        1.96
  Xavier Corp. (1) (4)                                                   1,350,000           42             .00
                                                                                             ----------     ----------
                                                                                             904,069        6.66
                                                                                             ----------     ----------
Slovakia  - 0.05%

  VSZ, AS                                                                371,928             6,971          .05
                                                                                             ----------
South Africa  - 3.79%
  African Oxygen Ltd.                                                    6,017,614           19,776         .15
  Bidvest Group Ltd.                                                     1,795,675           13,862         .10
  Ellerine Holding Ltd.                                                  1,430,761           10,193         .08
  Foodcorp Ltd.                                                          484,495             3,687          .03
  Hudaco Industries Ltd.                                                 1,452,000           7,045          .05
  International  Pepsi-Cola Bottler Investments
     (aquired 12/18/95, cost:  $9,900,000) (1)(2)(3)                     100,000             10,000         .07
  Iscor Ltd.                                                             38,116,029          25,220         .19
  JD Group Ltd.                                                          2,215,178           13,680         .10
  Malbak Ltd.                                                            9,109,400           14,466         .11
  Metro Cash and Carry Ltd.                                              38,604,000          34,057         .25
  MIH Holdings Ltd. (1)                                                  1,852,000           7,393          .05
  Nasionale Pers Beperk-N, Class N                                       2,170,000           25,007         .18
  Nedcor Ltd. (Global Depositary Receipts)                               852,791             18,903
  Nedcor Ltd., warrants, expire September 30, 1997
   (acquired 11/21/95, cost:  $513,000)(1)(2)                            198,180             2,163          .16
  Rembrandt Group Ltd.                                                   1,927,000           20,571         .15
  Sage Group Ltd.                                                        1,570,000           8,311          .06
  Sasol Ltd.                                                             11,589,586          152,091        1.12
  South Africa Capital Growth Fund, LP, Class A
      (acquired 8/25/95, cost:$1,900,000) (1)(2)(3)                      1,900               1,900
  South Africa Capital Growth Fund, LP, Class D
      (acquired 8/25/95,cost:$13,650,000) (1)(2)(3)                      13,650              13,650         .11
  South African Breweries Ltd.                                           3,212,378           98,660         .73
  South African Druggist Ltd.                                            1,647,139           13,623         .10
                                                                                             ----------     ----------
                                                                                             514,258        3.79
                                                                                             ----------     ----------

South Korea  - 6.38%
  Anam Industrial Co. Ltd.                                               634,872             8,885          .07
  Daegu Bank, Ltd.                                                       298,750             2,517          .02
  Daehan Asia Trust (International Depositary Receipts)                  2,820               2,820          .02
  Daehan Korea Trust (International Depositary Receipts)                 500                 327            -
  Daewoo Corp.                                                           257,738             2,100          .02
  Daewood Securities Co., Ltd., nonvoting preferred                      421,270             3,423
  Daewood Securities Co., Ltd.,ordinary  (1)                             1,622,902           29,491         .24
  Hanil Bank                                                             4,161,090           23,482         .17
  Housing & Commercial Bank                                              13,610              257            .00
  Hyundai Electronics                                                    842,650             43,274         .32
  Hyundai Motor Co.                                                      1,204,300           39,772
  Hyundai Motor Co., nonvoting preferred
  (Global Depositary Receipts)                                           1,781,580           18,306         .43
  Kookmin Bank                                                           1,213,233           22,782         .17
  Korea Electric Power Corp.                                             3,135,890           93,794
  Korea Electric Power Corp.
  (American Depositary Receipts)                                         49,900              932
  Korea Electric Power Corp.,
    5.0% convertible bond August 1, 2001                                 $3,000,000          3,000          .72

  Korea First Bank                                                       790,350             3,301          .02
  Korea Industrial Leasing Co., Ltd.                                     241,000             2,244          .02
  Korea Long Term Credit Bank                                            281,793             4,357          .03
  Korea Pacific Trust (International Depositary Receipts) (1)            3,000               3,375          .02
  Korea Zinc Co. Ltd.                                                    344,800             7,978          .06
  Kyongnam Bank                                                          733,607             7,684          .06
  LG Chemical Ltd., preferred                                            330,000             1,900          .01
  LG Electronics Inc.                                                    1,960,854           36,517
  LG Electronics Inc., nonvoting preferred                               442,500             3,421
  LG Electronics Inc., non-voting preferred
  (Global Depositary Receipts)                                           707,100             4,101
  LG Electronics Inc.
  (Global Depositary Receipts)                                           13,488              113            .33
  LG Securities Ltd., preferred  (1)(4)                                  993,540             5,943
  LG Securities Co., Ltd.  (1)(4)                                        2,008,560           24,484         .22
  Pacific Chemical Industrial Co. Ltd.                                   165,440             4,127          .03
  Pohang Iron & Steel Co., Ltd.                                          610,680             61,810         .46
  Samsung Display Devices                                                637,860             34,848
  Samsung Display Devices  0.5% convertible Eurobonds
    April 12, 2002                                                       $1,000,000          1,160          .26
  Samsung Electronics Co., Ltd., nonvoting preferred                     118,403             5,506
  Samsung Electronics Co., Ltd.                                          1,780,181           195,478
  Samsung Electronics Co., Ltd., nonvoting preferred
   (Global Depositary Shares)                                            1,611,168           43,501
  Samsung Electronics Co., Ltd.
   (Global Depositary Shares)                                            261,542             15,169
  Samsung Electronics Co., Ltd., rights, expire July 1, 1997 (1)         29,392              1,685          1.92
  Samsung Fire & Marine Insurance (1)                                    27,360              10,300         .08
  Seoul Asia Index Trust (International Depositary Receipts) (1)         80                  640            -
  Shinhan Bank                                                           1,490,470           22,021         .16
  SK Telecom Co., Ltd.                                                   51,900              38,013
  SK Telecom Co., Ltd.
  (American Depositary Receipts)                                         9,100               92             .28
  Yukong Ltd.                                                            1,302,084           31,597
  Yukong Chf, warrants, expire June 18, 1999  (1)                        10,000              514            .24
                                                                                             ----------     ----------
                                                                                             867,041        6.38
                                                                                             ----------     ----------
Sri Lanka  - 0.07%
  Asian Hotel Corp.   (1)                                                12,215,000          2,717          .02
  Development Finance Corp. of Ceylon                                    1,258,310           6,137          .05
  National Development Bank of Sri Lanka                                 96,200              428            .00
                                                                                             ----------     ----------
                                                                                             9,282          .07
                                                                                             ----------     ----------
Taiwan  - 9.44%

  Accton Technology Corp. (1)                                            2,224,000           9,727
  Accton Technology Corp. (Global Depositary Receipts) (1)               82,500              722            .08
  Acer Computer International Ltd.                                       1,639,500           3,017          .03
  Acer Inc. (1)                                                          25,523,065          91,876
  Acer Inc.
  (Global Depositary Receipts) (1)                                       1,799,000           31,977         .91
  Acer Peripherals Inc.                                                  11,145,125          31,694         .23
  Advance Semiconductor Engineering, Inc.  (1)                           24,745,608          93,976
  Advance Semiconductor Engineering,  Inc.
  (Global Depositary Receipts) (1)                                       280,692             5,579          .73
  Asia Cement Corp.                                                      30,763,680          48,726         .36
  Asia Corporate Partners Fund, Class B
    (acquired 3/12/96; cost: $20,027,000) (1)(2)(3)                      40,000              20,000         .15
  Asustek Computer (1)                                                   4,050,000           53,650         .38
  Cathay Construction Co. Ltd.                                           17,740,000          30,652         .23
  China Steel Corp.                                                      14,042,500          14,862
  China Steel Corp. (American Depositary Receipts)
    (acquired 5/21/92; cost: $6,369,000) (2)                             417,175             8,907          .16
  Delta Electronics                                                      6,674,000           41,322         .30
  Inventec (1)                                                           2,072,600           12,534         .09
  Mosel Vitelic Inc. (1)                                                 19,133,800          47,180         .35
  Nan Ya Plasitic Corp.                                                  13,320,000          38,838
  Nan Ya Plasitic Corp.,
    1.75% Eurobond July 19, 2001                                         10,020,000          14,329         .39
  Primax Electronics                                                     6,561,582           19,486         .14
  Seres Capital (Cayman Islands)
    (acquired 3/12/96; cost:$25,000) (1)(2)                              2                   25
  Seres Capital (Cayman Islands), nonvoting
    (acquired 3/12/96; cost: $125,000) (1)(2)                            8                   125            .00
  Siliconware Precision Industries Co., Ltd.                             10,160,920          34,382
  Siliconware Precision Industries Co., Ltd.
  (Global Depositary Receipts) (1)                                       90,856              1,545          .26
  Taiwan Mask Corp. (1)                                                  837,039             4,851          .04
  Taiwan Semiconductor Manufacturing Co. Ltd. (1)                        129,545,700         575,914        4.24
  Ton Yi Industrial Corp. (1)                                            7,166,062           10,602         .08
  U-Ming Marine Transport Corp.                                          1,772,138           1,352          .01
  Unicap Electronics  (1)                                                342,240             943            .01
  Wus Printed Circuit Co., Ltd.                                          6,555,000           22,180         .17
  Yangming Marine Transport Corp.                                        8,346,000           9,794          .07
  Yieh Phui Enterprises 1.0% convertible bond June 18, 2007
   (acquired 6/4/97, cost:  4,370,000) (2)                               4,370,000           3,933          .03
                                                                                             ----------     ----------
                                                                                             1,284,700      9.46
                                                                                             ----------     ----------

Thailand  - 0.93%
  Alphatec Electronics PCL (1)                                           423,400             267            .00
  Ayudhya Jardine CMG Life Assurance (1)                                 84,547              155            .00
  Bangkok Bank PCL                                                       4,604,160           31,765
  Bangkok Bank PCL, 3.25% convertible
     Eurobonds March 3, 2004                                             3,630,000           2,777          .25
  Bangkok Insurance PLC                                                  346,300             5,637          .04
  Bank of Ayudhya PCL                                                    3,548,500           5,570          .04
  Charoen Pokphand Feedmill PCL                                          1,575,600           4,031          .03
  Dusit Thani PCL                                                        990,000             844            .01
  Electricity Generating Authority of Thailand                           11,975,217          29,474
  Electricity Generating Authority of Thailand, local registered         22,530              47             .22
  Industrial Finance Corp. of Thailand                                   2,402,000           3,072          .02
  KR Precision                                                           1,302,100           9,387          .07
  Nakhornthai Integrated Steels Co., Ltd. (1)(4)                         11,213,400          1,087          .01
  Post Publishing PCL (4)                                                2,525,000           3,425          .03
  Serm Suk PLC                                                           210,166             4,562
  Serm Suk PLC, local registered                                         64,960              806            .04
  Siam Commercial Bank Co.Ltd.                                           832,100             3,419          .02
  Swedish Motors Corp. PLC                                               1,608,100           748            .01
  Thai Farmers Bank PCL                                                  1,527,010           6,511
  Thai Farmers Bank PCL, warrants, expire September 15, 2002 (1)         335,451             146            .05
  Thai Glass Industries PCL                                              1,272,200           3,452          .03
  Thai Military Bank PCL                                                 2,133,684           2,398          .02
  Wattachak PLC,
    3.50% convertible bond December 6, 2003                              $6,400,000          6,144          .04
                                                                                             ----------     ----------
                                                                                             125,724        .93
                                                                                             ----------     ----------
Turkey  - 2.25%
  Adana Cimento Sanayii TAS, Class A (4)                                 74,163,854          6,872
  Adana Cimento Sanayii, TAS, Class C                                    25,469,510          270            .05
  Ege Biracilik ve Malt Sanayii AS                                       37,745,919          8,775          .06
  Koc Holding AS, ordinary                                               143,227,692         33,780         .25
  Migros Turk TAS                                                        41,911,363          29,654         .22
  Netas Northern Electric Telekomunikasyon AS  (1)                       33,819,300          9,344          .07
  Petrol Ofisi AS                                                        143,335,605         27,044         .20
  Trakya Cam Sanayii AS (4)                                              405,741,525         17,772         .13
  Turliye Is Bankasi AS (Previously listed as Is Bankasi AS)(1)          134,538,700         52,582         .39
  Turkiye Sise ve Cam Fabrikalari AS (4)                                 659,015,096         41,744         .31
  Yapi ve Kredi Bankasi AS (4)                                           3,375,893,889       77,345         .57
                                                                                             ----------     ----------
                                                                                             305,182        2.25
                                                                                             ----------     ----------




Vietnam - 0.05%
  Vietnam Frontier Fund
   (acquired 7/21/94, cost: $3,000,000) (1)(2)                           291,300             3,000          .02
  Vietnam Investment Fund, preferred, units
   (acquired 8/4/94, cost: $3,206,000) (1)(2)(3)                         30                  3,206
  Vietnam Investment Fund, ordinary, units
   (acquired 8/4/94, cost: less than $1,000) (1)(2)(3)                   6                   0              .03
                                                                                             ----------     ----------
                                                                                             6,206          .05
                                                                                             ----------     ----------



Multi National  - 2.05%
  Abacan Resource Corp. (1)                                              5,470,000           17,436         .13
  Armada Gold Corp., Class A  (1)(4)                                     4,600,000           1,733
  Armada Gold Corp., warrants, expire February 18, 1997
    (acquired 10/21/96, cost: $0)(1)(2)(4)                               2,000,000           0              .01
  Cie Financiere pour l'Europe Centrale SA (Global Depositary Receipts) (1)   103,195             2,850          .02
  Diamondworks Ltd. (1)                                                  1,500,000           1,956
  Diamondworks Ltd.,warrants, expire April 4, 1997
    (acquired 12/5/96, cost: $0)(1)(2)                                   1,500,000           0              .02
  Dragon Oil PLC (1)                                                     101,800,000         4,240
  Dragon Oil Placement, rights, expire 7/21/97 (1)                       61,080,000          890            .04
  Emerging Markets Gold Fund, ordinary
    (acquired 1/28/94; cost $96,000)  (1)(2)(3)                          76,500              1,731          .01
  Freeport-McMoRan Copper & Gold Inc., Class A                           90,000              2,632          .02
  Marchmont Gold (FORMERLY TIMBUKTU GOLD)(1)                             148,380             50             .00
  New Asia East Investment Fund Ltd., Class A
    (acquired 5/23/96, cost:$2,936,000) (1)(2)(3)                        293,600             2,921
  New Asia East Investment Fund Ltd., Class B, nonvoting
    (acquired 5/23/96, cost:$40,064,000)(1)(2)(3)                        4,006,400           39,861         .31
  New Europe East Investment Fund, Class B
    (acquired 6/4/93, cost $51,092,000) (1)(2)                           436                 57,353         .42
  Panamerican Beverages Inc., Class A                                    4,062,800           133,565        .99
  Sutton Resources Ltd (1)                                               1,120,000           9,908
  Sutton Resources Ltd., warrants, expire September 30,1998
    (acquired 3/21/96, cost:$0) (1)                                      155,000             786            .08
                                                                                             ---------      -------
                                                                                             277,912        2.05


Miscellaneous  - 0.61%                                                                       ----------     ----------
  Equity-type securities in initial period of acquisition                                    82,443         .61
                                                                                             ----------     ----------


TOTAL EQUITY-TYPE SECURITIES (cost: $8,289,835,000)                                          ----------     ----------
                                                                                             12,135,350     89.34
                                                                                             ----------     ----------


                                                                         Principal
                                                                         Amount
                                                                         (000)
BOND & NOTES

Argentina  - 1.36%
  Republic of Argentina
   9.25% February 23, 2001                                               18,650              19,512         .14
  Republic of Argentina
   11.00% October 9, 2006                                                34,075              37,951         .28
  Republic of Argentina
   11.375% January 30, 2017                                              27,250              30,343         .22
  Argentina ARP  11.75% February 12, 2007                                ARP41,000           45,660         .34
    (acqired 2/14/97, cost:  $40,772,000)
   Republic of Argentina Bocon PIK
     3.2424% April 1, 2007 (5)                                           ARP18,415           12,645         .09
  Republic of Argentina Bocon PIK
     Capitalized Interest 3.2424% April 1, 2007                          ARP7,089            7,090          .05
  Republic of Argentina Bearer Bond Series L 6.750%
     March 31, 2005 (5)                                                  $20,419             19,202         .15
  CEI Citicorp  Holdings Series B 11.25% February 14, 2007               ARP11,675           11,852         .09

                                                                                             ----------     ----------
                                                                                             184,255        1.36
                                                                                             ----------     ----------

Brazil - 0.57%
  Comtel Brasileira Ltda. 10.75% September 26, 2004
    (acquired 9/18/96, cost:$2,400,000)(2)                               $2,400              2,598          .02
  Federal Republic of Brazil Capitalization Bond PIK
   8.00% April 15, 2014                                                  8,685               6,969          .05
  Federal Republic of Brazil Debt Conversion Bond Series L
    Frn .65625% April 15, 2012 (5)                                       23,250              19,211         .14
  Federal Republic of Brazil Bearer Bond Series EI-L                     8,811               8,132          .07
    6.875% April 15, 2006  (5)
  Brazil NMB L FRN SF 6.9375% April 15, 2009 (5)                         7,100               6,213          .05
  Multicanal Participacoes SA Class B
    12.625% June 18, 2004                                                10,500              12,002         .09
  MYDFA Trust 6.54688% September 15, 2007
    (acquired 10/2/96, cost:$14,122,000)(2)                              16,497              15,054         .11
  Tevecap SA 12.625% November 26, 2004                                   6,470               6,996          .04
                                                                                             ----------     ----------
                                                                                             77,175         .57
                                                                                             ----------     ----------

Bulgaria  - 0.35%
  Republic of Bulgaria Interest Arrears Bond
    6.5625% July 28, 2011                                                20,250              14,661         .12
  Republic of Bulgaria Front Loaded Interest Reduction Bond
    Series A 2.25% July 28, 2012                                         56,450              32,244         .23
                                                                                             ----------     ----------
                                                                                             46,905         .35
                                                                                             ----------     ----------

Columbia  - 0.02%
  Comunicacion Cellular SA
    0%/13.125% November 15, 2003 (1)(6)                                  3,000               2,145          .02
                                                                                             ----------     ----------

Ecuador  - 0.12%
  Republic of Ecuador Past Due Interest Bonds
      6.4375%  February 27, 2015 (5)                                     25,563              16,456         .12
                                                                                             ----------     ----------

India - 0.00%
  Flex Industries Ltd. 13.50% December 31, 2004                           INR 29,929         614            .00
                                                                                             ----------     ----------

Mexico  - 0.39%
  Banco Nacional de Comercio Exterior, S.N.C.
    7.25% February 2, 2004                                               3,375               3,147          .02
  Grupo Televisa, SA
    0%/13.25% May 15, 2008 (1)(6)                                        $3,000              2,085          .02
  Innova, S. de R.L. 12.875%
   Senior Notes due April 1, 2007 (acquired 3/26/97,cost: $993,000)(2)   $1,000              1,051          .01
  Tubos de Acero de Mexico, SA
    13.75% December 8, 1999
    (acquired 11/23/94, cost: $3,714,000)(2)                             3,750               4,247          .03
  United Mexican Government Bond
    7.875% August 6, 2001 (5)                                            1,150               1,152          .01
  United Mexican States Discount Bonds Series A
    UNIT 6.86719% December 31, 2019                                      1,750               1,631          .01
  United Mexican States Discount Bonds Series B
    UNIT 6.835% December 31, 2019 (5)                                    500                 466            .00
  United Mexican States Discount Bonds Series C
    UNIT 6.820% December 31, 2019(5)                                     3,750               3,495          .03
  United Mexican States Discount Bond Series D
     6.1825% December 31, 2019(5)                                        2,750               2,563          .02
  United Mexican States Government Bond
    7.5625% August 6, 2001 (acquired 7/29/96,
    cost: $4,980,000) (2)(5)                                             5,000               5,009          .03
  United Mexican States Government Bond
    11.375% September 15, 2016                                           6,010               6,755          .05
  United Mexican States Government Bond
    11.50% May 15, 2026                                                  6,670               7,620          .06
  United Mexican States Government Bond
    9.75% February 6, 2001                                               13,200              13,942         .10
                                                                                             ----------     ----------
                                                                                             53,163         .39
                                                                                             ----------     ----------


Panama  - 0.20%
  Republic of Panama  Interest Reduction Bond 3.50% due
     July 17, 2014 (acquired 11/8/95, cost: $14,546,000)(2)(5)           25,114              19,432         .14
  Republic of Panama Past Due Interest Bond 6.5625% due
     July 17, 2016 (acquired 6/21/96, cost:$5,737,000)(2)(5)             8,562               7,534          .06
                                                                                             ----------     ----------
                                                                                             26,966         .20
                                                                                             ----------     ----------
Peru  - 0.50%
  Republic of Peru (Front Loaded Interest Loaded Reduction Bond)         29,500              17,700         .13
     3.25% March 7, 2017 (acquired 8/5/96, cost:  $16,975,000) (2)(5)
  Republic of Peru (Front Loaded Interest Loaded Reduction Bond)
    4.00% March 7, 2017 (acquired 3/7/97, cost:  $50,414,000)(2)(5)      77,625              50,747         .37
                                                                                             ----------     ----------
                                                                                             68,447         .50
                                                                                             ----------     ----------

Philippines  - 0.15%
  Republic of Philippines (Front Loaded Interest Reduction
   Bond) Series B 5.00% due June 1, 2008                                 21,250              20,018         .15
                                                                                             ----------     ----------


Russian Federation  - 0.05%
  Vneshekonombank A 8.00%
    December 15, 2020 (1)(5)                                             DEM6,500            3,622          .02
  Vneshekonombank A 8.00%
    8.00% December 15, 2020 (5)                                          4,000               3,672          .03
                                                                                             ----------     ----------
                                                                                             7,294          .05


South Africa  - 0.10%
  Republic of South Africa  13.00%  August 31, 2010                      ZAR64,250           12,988         .10
                                                                                             ----------     ----------

Venezuela  - 0.46%
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series A Eurobonds 6.75% March 31, 2007 (5)                    $11,190             10,407         .08
  Republic of Venezuela (Front Loaded Interest Reduction
    Bond) Series B Eurobonds 6.75% March 31, 2007 (5)                    10,476              9,743          .07
  Republic of Venezuela Debt Conversion Bond
    6.75%  December 18, 2007 (5)                                         45,000              41,738         .31
                                                                                             ----------     ----------
                                                                                             61,888         .46
Multi National  - 0.18%
  Global Tele-systems Group Loan 10.00% February 1, 2001
    (acquired 2/2/96, cost; $25,872,000)(1)(2)                           29,954              25,725         .18
                                                                                             ----------     ----------
TOTAL BONDS AND NOTES (cost: $ 534,243,000)                                                  604,039        4.45
                                                                                             ----------     ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 3.16%

American Express Credit Corp. 5.52% due 7/14/97                          20,000              $19,957        .15
Canada Bills  5.44-5.51% due 7/24-9/5/97                                 66,200              65,669         .48
Canadian Imperial Holdings Inc. 5.565% due 8/4/97                        19,800              19,693         .15
Commonwealth Bank of Australia  5.53% due 8/4/97                         46,800              46,548         .34
Daimler-Benz AG  5.52% due 7/14/97                                       4,700               4,690          .03
Halifax Building Society  5.55% due 7/14/97                              48,500              48,395         .36
Hershey Foods Corp.  5.53% due 8/1/97                                    4,200               4,179          .03
National Australia Funding (DE) Inc. 5.54-5.62% due 7/7-9/11/97          60,300              60,061         .44
Nestle Capital Corp. 5.52% due 9/12/97                                   20,000              19,773         .15
Royal Bank of Canada 5.61% due 7/15/97                                   30,000              29,930         .22
RTZ America, Inc. 5.58% due 9/9/97                                       45,400              44,899         .33
Societe Generale N.A. Inc. 5.58% due 9/10/97                             20,000              19,777         .14
Svenska Handelsbanken Inc. 5.62% due 7/16/97                             46,200              46,085         .34
                                                                                             ----------     ----------
                                                                                             429,656        3.16
                                                                                             ----------     ----------

Federal Agency Discount Notes  - 1.86%
  Federal Home Loan Banks 5.535% due 8/7/97                              15,000              14,914         .11
  Federal Home Mortgage Corp. 5.41%-5.57% due 7/14-9/10/97               114,055             113,121        .83
  Federal National Mortgage Assn.  5.44%-5.535% due 7/14-9/8/97          125,600             124,639        .92
                                                                                             ----------     ----------
                                                                                             252,674        1.86
                                                                                             ----------     ----------


Non-U.S. Government Short -Term Obligations - 0.16%
  Kenya Government Treasury Bills due 9/22/97                            KES187,250,000      3,298          .03
  Mesbla SA Series 2
    13.25% convertible bond February 1, 1997 (1)                         R$ 35,460,000       112            .00
  Polish Government Treasury Bills due 1/7-4/17/98                       PLZ  68,000         18,222         .13
                                                                                             ----------     ----------
                                                                                             21,632         .16
                                                                                             ----------     ----------


Non-U.S. Currency  - 0.61%
  Chilean Peso                                                           CHP7,360,183        17,684         .13
  New Taiwanese Dollar                                                   NT$1,818,339        65,455         .48
                                                                                             ----------     ----------
                                                                                             83,139         .61
                                                                                             ----------     ----------

TOTAL SHORT-TERM SECURITIES (cost:$792,814,000)                                              787,101        5.79
                                                                                             ----------     ----------
TOTAL INVESTMENT SECURITIES (cost: $ 9,616,892,000)                                          13,526,490     99.58
Excess of cash and receivables over liabilities                                              57,154         .42
                                                                                             ----------     ----------
NET ASSETS                                                                                   $13,583,644    100.00%
                                                                                             ==========     ==========
Forward Contracts
NET ASSETS including Forward Contracts




  1. Non- income-producing securities.

  2. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of December 31, 1996, the total  market value and cost of such securities was $536,087,000 and $497,671,000, respectively, and the market value represented 5.93% of net assets.  Such securities, excluding convertible bonds and American Depositary Receipts, are valued at fair value.

   3. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.


   4. Coupon rate may change periodically.

   5. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.


   6. Participation interests were acquired through the financial instituition indicated parenthetically.


   7. Security is currently in default.


Non-U.S. Currency Symbols:
  ARP - Argentine Peso
  CHP - Chilean Peso
  DEM- German Deutsche Mark
  INR - Indian Rupee
  MXN -Mexican Peso
  MYR - Malaysian Dollar
  NT$ - New Taiwanese Dollar
  PLZ - Polish Zloty
  R$ - Brazilian Real


See Notes to Financial Statements

EQUITY-TYPE SECURITIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31, 1996

Accton Technology
Al-Ahram Beverages
Asia Cement
Asia Pulp & Paper
Asustek Computer
Avalon Oil
Banco Real
Banco Real de Investimento
Bangkok Insurance
PT BAT Indonesia
Bavaria
Beijing Datang Power Generation
Black Swan Gold Mines
Cathay Construction
Centrais Electrica de Santa Catarina
China Eastern Airlines
Delta Electronics
Elec de Portugal
Electrolux Brasileiras
Elektrim
Ellerine Holdings
Encorpar
Fodcorp
Grupo Casa Autrey
Hyundai Electronics
Industrial Credit and Investment Corp. Of India
Kirloskar Cummins
Lenenergo
LIGHT - Servicos de Eletricidade
Lukinter Finance
Malaysian International Shipping
Mbf Capital
Mosel Vitelic
Nan Ya Plastics
Oriental Holdings
PT Panin Bank
Reliance Industries
Rothmans of Pall Mall (Malaysia)
Samsung Display Devices
Samsung Fire & Marine Insurance
PT Semen Cibinong
SK Telecom
South African Druggists
Taiwan Mask
Unibanco - Uniao de Bancos Brasileiros
Unified Energy Systems of Russia
United Engineers (Malaysia)
VSZ
Yieh Phui Enterprises
YTL Power International
Zhejiang Expressway

EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE DECEMBER 31, 1996

Brisa
CAP
Companhia Suzano de Papel e Celulose
Companhia Vidraria Santa Marina
Consolidated Electric Power Asia
Corporacion Geo
Gold Fields of South Africa
Haitai Stores
Hellenic Telecommunicatins Organization
India Fund
Industrias Klabin de Papel e Celulose
Intracom
Iochpe-Maxion
Korea Mobile Telecommunications
PT Kabelmetal Indonesia
Pilipino Telephone
PT Praxair Indonesia
Refrigeracao Parana
Rhodia-Ster
Siam City Bank
Ssangyong Investment & Securities
SsanyYong Oil Refining
Taiwan American Fund
Taiwan Opportunities Fund
Telecommunicacoes de Minas Gerais
Turkiye Garanti Bankasi
EMERGING MARKETS GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities                              (dollars in
at June 30, 1997                                                 thousands)

Assets:
 Investment securities at market
  (cost: $9,616,892) ...............                                                       $13,526,490
 Cash ...............................                                                      7,675
 Receivables for--
  Sales of investments .............                             $49,861
  Sales of fund's shares                                         110,411
  Dividends and accrued interest ...                             69,450                    229,722
                                                                 ------------------        ----------------
                                                                                           13,763,887
                                                                                           ----------------
Liabilities:
 Dividend payable                                                                          8,158
 Non-U.S. taxes payable                                                                    16,899
 Payables for--
  Purchases of investments .........                             78,979
  Unfunded capital commitments                                   64,839
  Open forward currency contracts                                453
  Management services ..............                             6,730
  Accrued expenses .................                             4,185                     155,186
                                                                 -------------------       ----------------
                                                                                           180,243
                                                                                           ----------------
Net Assets at June 30, 1997 --
 Equivalent to $70.87 per share on
 191,671,413 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock -- 200,000,000 shares).........                                             $13,583,644
                                                                                           ================

Statement of Operations                                          (dollars in
for the Year Ended June 30, 1997                                 thousands)

Investment Income:
 Income:
  Dividends ........................                             $188,116
  Interest .........................                             166,826                   $354,942
                                                                 -------------------
 Expenses:
  Management services fee ..........                             64,360
  Custodian fee ....................                             11,398
  Registration statement and prospectus                          542
  Auditing and legal fees ..........                             242
  Taxes other than federal
   income tax .....................                              163
  Reports to shareholders ..........                             28
  Other expenses ...................                             1,550                     78,283
                                                                 ------------------        ----------------
 Income before non-U.S. taxes........                                                      276,659
 Non-U.S. taxes......................                                                      (399)
                                                                                           ----------------
 Net investment income ..............                                                      276,260
                                                                                           ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Realized gain before non-U.S. taxes.....                        477,400
 Non-U.S. taxes......................                            2,916
                                                                 ------------------
  Net realized gain ..................                                                     480,316
 Net increase in unrealized appreciation
  on investments.....................                            2,186,525
 Net unrealized depreciation on open forward
  currency contracts........................                     (747)
                                                                 -------------------
  Net unrealized appreciation ......                             2,185,778
  Non-U.S. taxes..                                               (5,946)                   2,179,832
                                                                 ------------------        ----------------
 Net realized gain and unrealized
  appreciation on investments .............                                                2,660,148
                                                                                           ----------------
Net Increase in Net Assets Resulting
 from Operations ....................                                                      $2,936,408
                                                                                           ================

Statement of Changes in Net Assets
                                                                 (dollars in               thousands)



                                                                 Year Ended                Year Ended
                                                                 June 30,1997              June 30, 1996
                                                                 ------------------        ----------------
Operations:
 Net investment income ..............                            $276,260                  $167,366
 Net realized gain on investments ...                            480,316                   55,275
 Net unrealized appreciation
  on investments ...................                             2,179,832                 781,427
                                                                 ------------------        ------------------
  Net increase in net assets
   resulting from operations ......                              2,936,408                 1,004,068
                                                                 ------------------        ------------------
Dividends and Distributions Paid
 to Shareholders:
 Dividends from net
  investment income ................                             (304,645)                 (169,255)
 Distributions from net realized
  gain on investments ..............                             (160,065)                 (140,664)
                                                                 ------------------        ------------------
  Total dividends and
   distributions ..................                              (464,710)                 (309,919)
                                                                 ------------------        ------------------
Capital Share Transactions:
 Proceeds from shares sold:
  37,177,633 and 34,530,418 shares, respectively                 2,214,203                 1,882,259
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and
  distributions of net realized
  gain on investments:
  7,713,936 and 5,829,211 shares,
  respectively ......................                            447,083                   302,442
                                                                 ------------------        ------------------
  Net increase in net assets
   resulting from capital share
   transactions ...................                              2,661,286                 2,184,701
                                                                 ------------------        ------------------
Total Increase in Net Assets                                     5,132,984                 2,878,850

Net Assets:
 Beginning of year..................                             8,450,660                 5,571,810
                                                                 ------------------        ------------------
 End of year (including excess distributions
  over net investment income: $39,274 and $3,949,
  respectively....................................               $13,583,644               $8,450,660
                                                                 ==================        ==================


See Notes to Financial Statements

Emerging Markets Growth Fund

Notes to Financial Statements

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. The fund records realized gains or losses on forward currency contracts at the time the contracts are offset by entry into closing transactions or are extinguished by the delivery of currency. Purchases and sales of investment securities, dividend and interest income, and certain expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

     Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $11,398,000 includes $373,000 that was paid by these credits rather than in cash.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

     Dividend income, and interest income, net realized gain and net unrealized gain, of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Net realized gain and net unrealized gain of the fund derived in Venezuela are subject to certain non-U.S. taxes at rates between 15% and 34%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of June 30, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $3,854,190,000, net of accumulated deferred taxes totaling $14,837,000 on net unrealized appreciation of Chilean and Indian securities, of which $4,497,769,000 related to appreciated securities and $643,579,000 related to depreciated securities. During the year ended June 30, 1997, the fund realized, on a tax basis, a net capital gain of $477,196,000 on securities transactions. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $9,657,463,000 at June 30, 1997.

4. The fee of $64,360,000 for management services was paid pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; and 0.56% of such assets in excess of $11 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1997, accumulated undistributed net realized gain on investments was $350,271,000 and additional paid-in capital was $9,376,755,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $4,696,068,000 and $2,189,628,000, respectively, during the year ended June 30, 1997.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 1997, such non-U.S. taxes were $16,606,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity-type securities and bonds were $12,333,000 for year ended June 30, 1997.

     The fund reclassified $1,237,000 from additional paid-in capital to undistributed net investment income and $1,546,000 from additional paid-in capital to undistributed net realized gain for the year ended June 30, 1997.

     The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At June 30, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

NON-U.S. CURRENCY SALE CONTRACTS

                                       Contract Amount                            U.S. Valuation at 6/30/97
                                       --------------------------------          --------------------------------------
                                                                                                       Unrealized
                                       Non-U.S.                U.S.               Amount               Appreciation
                                                                                                       (Depreciation)
                                       ---------------------------------------------------------------------------------

French francs
 expiring 1/7/98                       FF4,491,000             $788,000           $774,000             $14,000
German deutschemarks
 expiring 7/30/97 - 1/7/98             DM14,173,000            8,362,000          8,213,000            149,000
Indonesian rupiah
 expiring 5/19-6/10/98                 IR203,180,808,000       76,833,000         78,657,000           (1,824,000)
Pound sterling
 expiring 1/7/98                       L890,000                1,440,000          1,474,000            (34,000)
Swiss francs
 expiring 1/7/98                       SFR1,116,000            786,000            783,000               3,000
Thailand bahts
 expiring 5/19/98                      THB2,041,584,000        73,058,000         71,819,000           1,239,000
                                                                                                       -----------------
                                                                                                       $ (453,000)
                                                                                                       =================

*****
PER SHARE DATA AND RATIOS

                                                                Year ended June 30
                                               --------------------------------------------------------------------
                                               1997           1996           1995           1994            1993
                                               --------------------------------------------------------------------

Net Asset Value, Beginning of
 Year                                          $57.57         $52.36         $58.75         $44.95          $38.64
                                               --------       --------       --------       --------        -------
 Income from Investment
  Operations:
  Net investment income                        1.61           1.30           .87            .53             .62
  Net realized and unrealized
   gains (losses) on investments
   before non-U.S. taxes                       14.51          6.49           (.79)          15.29           7.33
  Non-U.S. taxes                               (.01)          (.01)          (.03)          (.39)           .06
                                               --------       --------       --------       --------        -------
   Total income from
    investment operations                      16.11          7.78           .05            15.43           8.01
                                               --------       --------       --------       --------        -------
 Less Distributions:
  Dividends from net
   investment income                           (1.79)         (1.30)         (.63)          (.49)           (.56)
  Distributions from net
   realized gains                              (1.02)         (1.27)         (5.81)         (1.14)          (1.14)
                                               --------       --------       --------       --------        -------
   Total distributions                         (2.81)         (2.57)         (6.44)         (1.63)          (1.70)
                                               --------       --------       --------       --------        -------
Net Asset Value, End of Year                   $70.87         $57.57         $52.36         $58.75          $44.95
                                               =======        =======        =======        =======         =======
Total Return                                   29.17%         15.49%         (1.22)%        34.33%          21.55%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                $13,584        $8,451         $5,572         $4,170          $2,574
 Ratio of expenses to average
  net assets                                   .78%           .84%           .91%           1.00%           1.01%
 Ratio of expenses and non-U.S.
  taxes to average net assets                  .78%           .85%           .94%           1.04%           1.07%
 Ratio of net income to average
  net assets                                   2.74%          2.54%          1.70%          .91%            1.82%
 Average commissions paid
  per share/1/                                 .13 cents     .10 cents       .02 cents     .01 cents        .02 cents
  Portfolio turnover rate                      23.75%         17.78%         23.75%         18.13%          11.97%

1 Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


RESULTS OF PERIODIC MEETING OF SHAREHOLDERS HELD JUNE 27, 1997
--------------------------------------------------------------
Shares Outstanding on May 2, 1997 (record date)................185,969,919
Shares Voting on June 27, 1997.................................147,080,012
(79%)

                                                              Percent                     Percent
                                                              of                          of
                                                              Shares                      Shares                      Percent
                                                              Voting       Votes          Voting       Votes          of Shares
ELECTION OF DIRECTORS                        Votes For        For          Against        Against      Withheld       Withheld
----------------------------------------------------------------------------------------------------

Nancy Englander                              147,072,477      100%         7,535          0%           0              0%
David I. Fisher                              147,072,477      100          7,535          0            0              0
Khalil Foulathi                              146,809,826      100          7,535          0            262,651        0
Beverly L. Hamilton                          147,072,477      100          7,535          0            0              0
Raymond Kanner                               146,809,826      100          7,535          0            262,651        0
Marinus W. Keijzer                           146,809,826      100          7,535          0            262,651        0
Hugh G. Lynch                                146,809,826      100          7,535          0            262,651        0
Helmut Mader                                 147,072,477      100          7,535          0            0              0
Teresa E. Martini                            142,957,751      97           7,535          0            4,114,726      3
John G. McDonald                             147,072,477      100          7,535          0            0              0
William Robinson                             147,072,477      100          7,535          0            0              0
Patricia A. Small                            147,072,477      100          7,535          0            0              0
Walter P. Stern                              147,072,477      100          7,535          0            0              0
Shaw B. Wagener                              147,069,595      100          7,535          0            2,882          0
----------------------------------------------------------------------------------------------------

                                                              Percent                     Percent
                                                              of                          of
                                                              Shares                      Shares                      Percent
                                                              Voting       Votes          Voting       Votes          of Shares
                                             Votes For        For          Against        Against      Withheld       Withheld
----------------------------------------------------------------------------------------------------

INCREASED AUTHORIZED CAPITAL STOCK
Increase Authorized Capital Stock of
the fund from 200 million shares to
400 million shares                           145,269,060      99%          1,802,236      1%           8,716          0%

CONVERSION TO "INTERVAL FUND" STATUS
Convert fund from closed-end fund to
an open-end "Interval Fund"                  145,036,269      99%          1,548,785      1%           494,958        0%

BOARD CHANGES TO AUTHORIZED CAPITAL STOCK

Amend Articles of Incorporation of the fund
to reflect the ability of the Board of
Directors to increase or decrease the
authorized capital stock of the fund         138,466,610      94%          8,118,444      6%           494,958        0%

BOARD STANDARDS APPLICABLE TO FUND
SHARE REDEMPTIONS

Amend certain provisions regarding the
redeemability of the fund's shares in
the Articles of Incorporation, reflecting
the ability of the Board of Directors to
set standards, from time to time, applicable
to the redemption of fund shares              146,206,068      99%          378,986        0%           494,958        1%


FUND BORROWING FOR TEMPORARY OR EMERGENCY
PURPOSES

Amend investment policy to permit the fund
to borrow from a bank for temporary or
emergency purposes in amounts not exceeding
5% of its assets, based on current value,
and amending the by-laws of the fund to
reflect such amendment                       145,948,786      99%          378,986        0%           752,240        1%

TERMINATE EXISTING SHAREHOLDERS' AGREEMENT

Terminate the existing shareholders'
agreement, and amend the Articles of
Incorporation by incorporating the
restrictions on transferability of shares
currently provided under the fund's
shareholders' agreement                      144,673,075      98%          1,708,641      1%           698,296        1%

RATIFICATION OF AUDITORS

Price Waterhouse LLP                         147,077,803      100%         0              0%           2,209          0%



BOARD OF DIRECTORS

Khalil Foulathi, Abu Dhabi, United Arab Emirates
Executive Director, Evaluation and Followup
Department, Abu Dhabi Investment Authority

Nancy Englander, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

David I. Fisher, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
The Capital Group Companies, Inc.

Beverly L. Hamilton, Los Angeles, California
President,
ARCO Investment Management Company

Raymond Kanner, Stamford, Connecticut
Senior Investment Manager, IBM Retirement Funds

Marinus W. Keijzer, Zeist, Netherlands
Chief Economist & Strategist, Pensioenfonds PGGM

Hugh G. Lynch, New York, New York
Managing Director, International Investments,
General Motors Investment Management Corporation

Helmut Mader, Frankfurt, Germany
Director, Deutsche Bank AG

Teresa E. Martini, Berkeley Heights, New Jersey
Vice President, Public Equities,
AT&T Investment Management Corporation

John G. McDonald, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

William Robinson, Gouvieux, France
Director, Aga Khan Fund for Economic Development

Patricia A. Small, Oakland, California
Treasurer, The Regents of the University of California

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Shaw B. Wagener, Los Angeles, California
Executive Vice President and Director of the fund
Executive Vice President and Director,
Capital International, Inc.

----------------------------------------------------------------
Robert B. Egelston, a member of the Board of Directors since the fund's inception and its Chairman from June 2, 1986 to June 21, 1991, did not stand for re-election. The Directors wish to thank him for his years of service and his many contributions to the fund.
----------------------------------------------------------------

OTHER OFFICERS

Roberta A. Conroy, Los Angeles, California
Senior Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

Michael A. Felix, Brea, California
Vice President and Treasurer of the fund
Vice President, Capital International, Inc.

Hartmut Giesecke, Singapore
Vice President of the fund
Chairman of the Board and Director,
Capital International K.K., and
Senior Vice President and Director,
Capital International, Inc.

Peter C. Kelly, Los Angeles, California
Vice President of the fund
Senior Vice President, Capital International, Inc.

Victor D. Kohn, Los Angeles, California
Vice President of the fund
Executive Vice President,
Capital Research International

Nancy J. Kyle, New York, New York
Vice President of the fund
Senior Vice President, International,
Capital Guardian Trust Company

Abbe G. Shapiro, Los Angeles, California
Vice President of the fund
Assistant Vice President, Capital International, Inc.

Jennifer L. Butler, Los Angeles, California
Assistant Secretary of the fund
Fund Administrative and Compliance Associate,
Capital International, Inc.

----------------------------------------------------
Offices of the fund and of the investment adviser,

Capital International, Inc.

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL

Dechert Price & Rhoads
1500 K Street, N.W., Suite 500
Washington, D.C. 20005-1208

Independent Accountants

Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  JA/WS/3489
E 1997 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-011-0897 (NLS)